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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D. C. 20549

                                    FORM 8-K

                                 CURRENT REPORT


     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


      Date of report (Date of earliest event reported)    February 5, 2004


                           BARR PHARMACEUTICALS, INC.
             (Exact name of registrant as specified in its charter)


        Delaware                        1-9860                  42-1612474

(State or other jurisdiction          (Commission              (IRS Employer
     of  incorporation)               File Number)           Identification No.)


Two Quaker Road, P.O. Box 2900, Pomona, New York                10970-0519

   (Address of principal executive offices)                     (Zip code)


                                 (845) 362-1100

              (Registrant's telephone number, including area code)

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Item 12. Results of Operations and Financial Condition.

On February 5, 2004, Barr Pharmaceuticals, Inc. (the "Company") issued a press release announcing results for the three and six months ended December 31, 2003. A copy of the release is attached hereto as Exhibit 99.0 and is incorporated herein by reference.

The Company hosted a conference call and webcast at 8:30 a.m. Eastern time on Thursday, February 5th to discuss the results. A replay of the conference call will be available from 12 Noon Eastern time on February 5th through 11:59 p.m. Eastern time on February 7th, and can be accessed by dialing (800) 475-6701 in the United States or (320) 365-3844 internationally and using access code 719030. A replay of the webcast is available on the Company's website at www.barrlabs.com in the Investor Relations / Calendar of Events section.

Exhibit Number     Exhibit
--------------     -------
     99.0          Barr Pharmaceuticals, Inc. February 5, 2004 earnings release.

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                                   SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                    BARR LABORATORIES, INC.

Date:  February 5, 2004             /s/ William T. McKee
                                    -------------------------------------------
                                    William T. McKee
                                    Vice President, Chief Financial Officer, and
                                    Treasurer